HOTCHKIS AND WILEY FUNDS
         SUPPLEMENT TO PROSPECTUSES DATED AUGUST 28, 2003

     Gail Bardin, co-manager for the Hotchkis and Wiley Large Cap
Value Fund, will retire in April 2004. She will remain as co-manager until the end of the first quarter.

     Effective April 1, 2004, George H. Davis Jr. will join Sheldon Lieberman as co-manager of the Hotchkis and Wiley Large Cap Value Fund. Mr. Davis' background information is included in The Management Team sections of the prospectuses under All Cap Value Fund.


February 9, 2004